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                                                                   EXHIBIT 1.1

                                629,921 Shares
                            Brandywine Realty Trust
                     Common Shares of Beneficial Interest


                            UNDERWRITING AGREEMENT
                              ------------------

                                                             February 24, 1998




Legg Mason Wood Walker, Incorporated
100 Light Street
Baltimore, Maryland 21202


Ladies and Gentlemen:

         Brandywine Realty Trust, a Maryland real estate investment trust (the "Company"), proposes to issue and sell 629,921 common shares of beneficial interest of the Company, par value $0.01 per share (the "Shares"), to Legg Mason Wood Walker, Incorporated (you or the "Underwriter"). The common shares of beneficial interest, par value $0.01 per share, of the Company to be outstanding after giving effect to the sale contemplated hereby are hereinafter referred to as the "Common Shares."

1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (Registration No. 333-39155) including a preliminary prospectus relating to the registration of the Shares and such other securities which may be offered from time to time by the Company in accordance with Rule 415 under the Act. Such registration statement (as amended, if applicable) has been declared effective by the Commission on November 13, 1997. Such registration statement (as amended, if applicable), on the one hand, and the prospectus constituting a part thereof and the prospectus supplement relating to the offering of the Shares provided to the Underwriter by the Company for use (whether or not such prospectus supplement is required to be filed with the Commission by the Company pursuant to the
Act) (the "Prospectus Supplement"), on the other hand, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Exchange Act") and the Act are referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided, however, that a prospectus supplement shall be deemed to have supplemented the Prospectus only with

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respect to the offering of the Shares to which it relates. Any registration statement (including any amendment or supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the Act (a "Rule 462(b) Registration Statement") shall be deemed to be part of the "Registration Statement" as defined herein and any prospectus or any term sheet as contemplated by Rule 434 of the Act (a "Term Sheet") (including any amendment or supplement thereto or information which is deemed part thereof) included in such registration statement shall be deemed to be part of the "Prospectus," as defined herein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, even though not specifically stated, any document filed under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Shares and the Underwriter agrees to purchase from the Company at a price per share of $22.7409 (the "Purchase Price"), the Shares.

3. Terms of the Offering. The Company is advised by the Underwriter that it proposes (i) to deposit the Shares directly with the Trustee of Legg Mason REIT Trust, February 1998 Series (the "Trust"), a registered unit investment trust under the Investment Company Act of 1940, as amended (the "Offering"), as soon after the execution and delivery hereof as in its judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus. The Company further acknowledges that the Underwriter is the sponsor of the Trust and therefore is considered an affiliate of the Trust.

4. Delivery and Payment. Delivery to the Underwriter of certificates for, and payment of the Purchase Price for the Shares shall be made, subject to Section 9, at 10:00 A.M., New York City time, on February 27, 1998, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called the "Closing Date") at such place as you shall designate. The Closing Date and the location of, delivery of and the form of payment for the Shares may be varied by agreement between you and the Company.

                  Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date, with any transfer taxes thereon duly paid by the Company, for the account of the Underwriter, against payment of the Purchase Price therefor by intra-bank transfer or wire transfer of same day funds

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to such account as may be designated by the Company at least two business days prior to the Closing Date.

5. Agreements of the Transaction Entities. The Company and the Operating Partnership (collectively, the "Transaction Entities") jointly and severally agree with you as follows:

         (a) In respect of the offering of Shares, the Company will (i) prepare a Prospectus Supplement setting forth the number of Shares covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Shares are being issued, the name of the Underwriter and the number of Shares which the Underwriter has agreed to purchase, the price at which the Shares are to be purchased by the Underwriter from the Company, the initial offering price, and such other information as the Underwriter and the Company deem appropriate in connection with the offering of the Shares, and (ii) file the Prospectus in a form approved by you pursuant to Rule 424(b) under the Act no later than the Commission's close of business on the second business day following the date of the determination of the offering price of the Shares The Company will furnish to the Underwriter and to such dealers as you shall specify as many copies of the Prospectus as the Underwriter shall reasonably request for the purposes contemplated by the Act or the Exchange Act.

         (b) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Shares, the Transaction Entities will advise you promptly and, if requested by you, confirm such advice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus or other supplement or amendment to the Prospectus to be filed pursuant to the Act, (iii) the receipt of any comments from the Commission relating to the Registration Statement, any preliminary prospectus, the Prospectus or any of the transactions contemplated by this Agreement, (iv) any request by the Commission for post-effective amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (vi) the happening of any event as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Each of the Transaction Entities will make every reasonable effort to prevent the issuance of any stop order, and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, each of the Transaction Entities will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

         (c) The Company will furnish to you without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment to it as you may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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         (d) At any time during the period ending 25 days after the date of this Agreement, the Transaction Entities will not file any amendment to the Registration Statement or any Rule 462(b) Registration Statement or make any amendment or supplement to the Prospectus or any Term Sheet, if applicable, of which you shall not previously have been advised or to which you or your counsel shall reasonably object, it being understood and agreed that you shall have no objection to any Prospectus Supplement filed in connection with any other offering; and the Company will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement, Rule 462(b) Registration Statement, Term Sheet, or amendment or supplement to the Prospectus which, in the opinion of your counsel, may be necessary in connection with the distribution of the Shares by you, and will use its best efforts to cause the same to become promptly effective. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) If, at any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Shares, any event shall occur as a result of which, in the opinion of counsel for the Underwriter, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, the Company will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriter) so that the statements in the Prospectus, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when it is so delivered, not misleading, or so that the Prospectus will comply with any law, and to furnish to the Underwriter and to such dealers as you shall specify, such number of copies thereof as the Underwriter or dealers may reasonably request.

         (f) Each of the Transaction Entities will use its best efforts, in cooperation with the Underwriter, to qualify, register or perfect exemptions for the Shares for offer and sale by the Underwriter under the applicable state securities or Blue Sky laws and real estate syndication laws of such jurisdictions as you may reasonably request; provided, however, none of the Transaction Entities will be required to qualify as a foreign corporation, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its charter or by-laws that the Board of Trustees of the Company reasonably determines to be contrary to the best interests of the Company and its shareholders. In each jurisdiction in which the Shares have been so qualified or registered, the Transaction Entities will use all reasonable efforts to file such statements, reports and other documents as may be required by the laws of such jurisdiction, to continue such qualification or registration in effect for so long a period as the Underwriter may reasonably request for the distribution of the Shares.

         (g) To make generally available to the Company's shareholders as soon as reasonably practicable but not later than sixty (60) days after the close of the period covered thereby (ninety (90) days in the event the close of such period is the close of the Company's fiscal year), an

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earnings statement (in form complying with the provisions of Rule 158 of the
Act) covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than ninety (90) days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and, if required by Rule 158 of the Act, to file such statement as an exhibit to the next periodic report required to be filed by the Company under the Exchange Act covering the period when such earnings statement is released.

         (h) During the period of five years after the date of this Agreement, to furnish to you as soon as available a copy of each regular and periodic report, financial statement or other publicly available information of the Transaction Entities and any of their subsidiaries mailed to the holders of the Shares or filed with the Commission or any securities exchange, and any such publicly available information concerning the Transaction Entities or any of their subsidiaries as you may reasonably request.

         (i) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of the Shares, to file all documents required to be filed by it with the Commission pursuant to
Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

         (j) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement and any amendment thereto (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 5(b), (ii) the printing and delivery of this Agreement and the Blue Sky Memorandum (including the reasonable disbursements of counsel for the Underwriter relating to the printing and delivery of the Blue Sky Memorandum), (iii) the qualification of registration of the Shares for offer and sale under the securities, Blue Sky laws or real estate syndication laws of the several states in accordance with Section 5(f) hereof, (iv) the fee of and the filings and clearance, if any, with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the Offering, (v) the fee of and the listing of the Shares on the New York Stock Exchange, Inc. ("NYSE"), (vi) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriter,
(vii) the preparation, issuance and delivery of certificates for the Shares to the Underwriter, (viii) the costs and charges of any transfer agent or registrar, (ix) any transfer taxes imposed on the sale by the Company of the Shares to the Underwriter and (x) the fees and disbursements of the Company's counsel and accountants.

         (k) The Transaction Entities will use their best efforts to maintain the listing of the Shares on the NYSE for a period of three years after the Closing Date and thereafter unless the Company's Board of Trustees determines that it is no longer in the best interests of the Company for the Shares to continue to be so listed.

         (l) The Transaction Entities will use their best efforts to do and perform all things required to be done and performed under this Agreement by the Transaction Entities prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares.

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         (m) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus Supplement under "Use of Proceeds."

         (n) The Company will prepare and file or transmit for filing with the Commission in accordance with Rule 424(b) of the Act copies of the Prospectus.

         (o) The Transaction Entities will use their best efforts to ensure that the Company continues to qualify as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for a period of three years after the date of this Agreement unless the Company's Board of Directors determines that it is no longer in the best interest of the Company to be so qualified.

         (p) The Transaction Entities will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Shares to facilitate the sale or resale of any Shares in violation of the Act.

6. Representations and Warranties of the Transaction Entities. Each of the Transaction Entities jointly and severally represents and warrants to the Underwriter as of the date hereof and the Closing Date that:

         (a) The Registration Statement became effective on November 13, 1997. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction.

         (b) The Registration Statement and the Prospectus, including the financial statements, schedules and related notes included in the Prospectus or incorporated therein by reference and, if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. The Prospectus, including the financial statements, schedules and related notes included in the Prospectus or incorporated therein by reference, and if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and at the Closing Date, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. On the date the Registration Statement was declared effective, on the date hereof, on the date of filing of any Rule 462(b) Registration Statement and on the Closing Date, no part of the Registration Statement or any amendment did or will contain an untrue statement of a material fact or omit to

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state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date the Registration Statement was declared effective, on the date hereof, as of its date, on the date of filing of any Rule 462(b) Registration Statement and at the Closing Date, the Prospectus and the Prospectus Supplement did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Shares, the Company will have complied or will comply with the requirements of Rule 111 under the Act relating to the payment of filing fees therefor. The foregoing representations and warranties in this Section 6(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Transaction Entities have not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any,permitted by the Act (which were disclosed to the Underwriter and Underwriter's counsel).

         (c) Each 462(b) Registration Statement, if any, complied or will comply when so filed in all material respects with all applicable provisions of the Act; did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus delivered to the Underwriter for use in connection with the offering of the Shares will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were, or hereafter are, filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with other information in and incorporated by reference in the Prospectus, at the time the Registration Statement became effective, and as of the Closing Date, or during the period specified in
Section 5(b) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 6(d) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto.

         (e) The historical financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Transaction Entities and their consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; the financial statements with respect to the Properties (as defined in the Prospectus) acquired by the Transaction Entities and their consolidated subsidiaries, together with

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related notes, incorporated by reference in the Registration Statement or the
Prospectus, present fairly a summary of gross income and direct operating expenses or a summary of gross income, as the case may be, of such Properties for the indicated periods; the foregoing financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable; the assumptions used in preparing such pro forma information are reasonable and the adjustments used therein are appropriate to give effect to the transactions referred to therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus are accurately presented in all material respects and prepared on a basis consistent with the books and records of the Transaction Entities and their consolidated subsidiaries.

         (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Transaction Entities and their subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and (ii) except as set forth or contemplated in the Prospectus, neither the Transaction Entities nor any of their subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Transaction Entities and their subsidiaries, taken as a whole.

         (g) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the state of Maryland, with trust power and authority to own or lease its properties and to conduct its business as described in the Prospectus, and is duly qualified as a foreign trust for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not (1) have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Transaction Entities and their subsidiaries, taken as a whole, (2) adversely affect the issuance or validity of the Shares or (3) adversely affect the consummation of any of the transactions contemplated by this Agreement (each of (1), (2) and (3) above, a "Material Adverse Effect"); except for investments in subsidiaries (including any joint ventures), in short-term investment securities and in other securities as described in the Registration Statement or Prospectus the Company has no direct or indirect equity or other interest in any corporation, partnership, trust or other entity; each of the subsidiaries of the Transaction Entities is defined on Schedule I hereto and has been duly organized and is validly existing as a corporation, limited liability company or general or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of organization with corporate, limited liability company or partnership power and authority, as the case may be, to own or lease its properties and conduct its business as presently conducted and as described in the Prospectus, and has been duly qualified as a foreign corporation, foreign limited liability company or foreign general or limited partnership, as the case may be, for the transaction of

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business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; all the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; except as disclosed in Schedule I hereto, all the outstanding shares of capital stock membership interests or all partnership interests of each subsidiary are owned by the Transaction Entities, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

         (h) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect on the earnings, assets or business affairs of the Transaction Entities and their subsidiaries considered as a single enterprise), and has all partnership power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement") is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth on Schedule I.

         (i) This Agreement has been duly authorized, executed and delivered by the Transaction Entities.

         (j) The Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. Application has been made to list the Shares on the NYSE. The form of certificate for the Shares will comply with all applicable legal and NYSE requirements. The holders of outstanding shares of beneficial interest of the Company are not entitled to preemptive or other rights to subscribe for the Shares. The shares of beneficial interest of the Company conform to the description thereof in the Registration Statement and the Prospectus.

         (k) Neither the Transaction Entities nor any of their subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under (1) its Declaration of Trust, articles of incorporation, certificate of incorporation; partnership agreement or other charter document as the case may be (in each case as amended to the date of this Agreement), (2) its Bylaws (as amended to the date of this Agreement) or
(3) any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument or obligation to which such Transaction Entity or any of it subsidiaries is a party or by which it or any of its properties is bound, except, with respect to clauses (2) and (3), for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the issue and sale of the Shares and the performance by each of the Transaction Entities of all of the obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other material agreement or instrument to which any of the Transaction Entities or any of its subsidiaries is a

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party or by which any of the Transaction Entities or of its subsidiaries is bound or to which any of the property or assets of the Transaction Entities or any of its subsidiaries is subject, except for such conflicts, breaches, defaults or violations which individually or in the aggregate would not have a Material Adverse Effect, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the ByLaws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Transaction Entities or any of their properties, except for such violations which individually or in the aggregate would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Transaction Entities of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications (x) as have been obtained under the Act and the Exchange Act, (y) as may be required under state securities or Blue Sky laws or Sections 2710 and 2720 of the Conduct Rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriter or (z) the failure to obtain which would not have a Material Adverse Effect.

         (l) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of any of the Transaction Entities, threatened to which any of the Transaction Entities or their subsidiaries is or may be a party or to which any property of any of the Transaction Entities or their subsidiaries is or may be the subject which, if determined adversely to the Transaction Entities, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and the descriptions of the terms of all such contracts and documents contained or incorporated by reference in the Registration Statement or Prospectus are complete and correct in all material respects.

         (m) The Company has 105,000,000 authorized shares of beneficial interest, consisting of 100,000,000 Common Shares, and 5,000,000 preferred shares of beneficial interest, par value $.01 per share. All of the issued and outstanding shares of beneficial interest of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

         (n) One of the Transaction Entities or their subsidiaries has good and marketable title to each Property, in each case free of any lien, mortgage, pledge, charge or encumbrance of any kind except those (i) described in the Prospectus or (ii) which do not materially affect or detract from the value of such Property or interfere with the use made and proposed to be made of such Property by the Transaction Entities and their subsidiaries and which individually and in the aggregate are in an amount which is not material to the Transaction Entities.

         (o) Except as disclosed in the Prospectus, each entity identified in the Prospectus as a tenant of any Property, or a subtenant thereof, has entered into a lease or a sublease, if applicable, for the possession of such Property; except as disclosed in the Prospectus, each such lease is in full force and effect and neither the Transaction Entities nor any of their subsidiaries has notice of any defense to the obligations of the tenant thereunder or any claim asserted or threatened by any person or entity, which claim, if sustained, would have a Material Adverse Effect; and except as

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disclosed in the Prospectus, the lessor under each lease has complied with its obligations under such lease in all material respects and neither the Transaction Entities nor any of their subsidiaries has notice of any default by the tenant under such lease which, individually or in the aggregate with other such defaults, would have a Material Adverse Effect.

         (p) The mortgages and deeds of trust encumbering the Properties are not (i) cross-defaulted to any indebtedness other than indebtedness of the Transaction Entities or any of their subsidiaries or (ii) cross-collateralized to any property not owned by any of the Transaction Entities or their subsidiaries.

         (q) Each of the Transaction Entities and their subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which they are engaged and such insurance is adequate for the value of their properties; all policies of insurance insuring the Transaction Entities or their subsidiaries or their respective businesses, assets, employees, officers, trustees and directors, as the case may be, are in full force and effect; each of the Transaction Entities and their subsidiaries is in compliance with the terms of such policies in all material respects and there are no claims by any of the Transaction Entities or by their subsidiaries under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause, other than claims which individually or in the aggregate would not have a Material Adverse Effect.

         (r) Each of the Transaction Entities has filed all federal, state and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith.

         (s) Each of the Transaction Entities and each of their subsidiaries owns, possesses and has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all material declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and none of the Transaction Entities or any of its subsidiaries has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Prospectus and except, in each case, where such revocation or modification would not have a Material Adverse Effect; and the Transaction Entities and each of their subsidiaries are in compliance with all laws, rules and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance with such laws, rules or regulations would not have a Material Adverse Effect.

         (t) To the knowledge of the Transaction Entities, their independent accountants who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement or the Prospectus, are independent public accountants as required by the Act.

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         (u) To the knowledge of the Transaction Entities, no relationship, direct or indirect, exists between or among any of the Transaction Entities or their subsidiaries on the one hand, and the directors, trustees, officers, stockholders, customers or suppliers of any of the Transaction Entities or their subsidiaries on the other hand, which is required by the Act to be described in the Registration Statement and the Prospectus which is not so described.

         (v) Each of the Transaction Entities has never been, is not now, and immediately after giving effect to the sale of the Shares under this Agreement will not be, an "investment company" or entity "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (w) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim against any of the Transaction Entities, the Company has met the requirements for qualification as a REIT under Sections 856 through 860 of the Code, and the present and contemplated operations, assets and income of the Transaction Entities and their subsidiaries, taken as a whole, continue to meet such requirements.

         (x) The conditions for the use by the Company of a registration statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein.

         (y) Other than as disclosed in the Prospectus, the Transaction Entities have no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Properties or (b) any unlawful spills, releases, discharges or disposals of Hazardous Materials that have occurred or are presently occurring on or from the Properties, which presence or occurrence would individually or in the aggregate have a Material Adverse Effect.

         (z) Other than as disclosed in the Prospectus, the Transaction Entities and their subsidiaries (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) each Transaction Entity has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not individually or in the aggregate have a Material Adverse Effect.

         (aa) The Transaction Entities engage environmental consultants and other experts to conduct reviews of the effect of Environmental Laws on the properties of the Transaction Entities and their subsidiaries, prior to the purchase of such properties in the course of which the Transaction Entities identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews and other than as described in the Prospectus, the Transaction Entities have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

         (bb) Subsequent to the respective dates as of which information is given in the Prospectus, (i) the Company has not purchased any of its outstanding shares of beneficial interest, or declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest other than regular periodic dividends on such shares; and (ii) there has not been any material change in the shares of beneficial interest of the Company or any material change in the short-term debt or long-term debt of the Transaction Entities and their subsidiaries on a consolidated basis, except as described in or contemplated by the Prospectus. Other than as described in or contemplated by the Prospectus, including documents incorporated therein by reference, there are no outstanding warrants or options to purchase or rights to acquire any shares of beneficial interest of the Company and there are no restrictions upon the voting or transfer of, or the declaration or payment of any dividend or distribution on, any shares of beneficial interest of the Company pursuant to the Company's Declaration of Trust or Bylaws, any agreement or other instrument to which the Transaction Entities is a party or by which the Transaction Entities is bound, or any order, law, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any banking or insurance regulatory agency or body), or arbitrator having jurisdiction over any of the Transaction Entities. No holders of securities of the Company or of securities convertible into or exchangeable for securities of the Company have rights to the registration of such securities of the Company under the Registration Statement.

         (cc) The Transaction Entities and their subsidiaries and affiliates have not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares, and the Transaction Entities and their subsidiaries and affiliates have not distributed and agree not to distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus or other material permitted by the Act.

         (dd) Each of the Transaction Entities maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ee) There is (i) no significant unfair labor practice complaint pending against any of the Transaction Entities or their subsidiaries or, to the knowledge of the Transaction Entities, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any of the Transaction Entities or their subsidiaries or, to the knowledge of the Transaction Entities, threatened against any of them, and
(ii) no significant strike, labor dispute, slowdown or stoppage pending against any of the Transaction Entities or their subsidiaries or, to the knowledge of the Transaction Entities, threatened against it or any of their subsidiaries except for such actions specified in clause (i) or (ii) above which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         (ff) No statement, representation, warranty or covenant made by any of the Transaction Entities in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriter is, or will be, when made, inaccurate, untrue or incorrect in any material respect; it being understood that no representation is made under this Section 6(ff) with respect to the Registration Statement or the Prospectus which are the subject of representations contained in other paragraphs in this Section 6.

         (gg) Any certificate or other document signed by any officer or authorized representative of any of the Transaction Entities or any of their subsidiaries, and delivered to the Underwriter or to counsel for the Underwriter in connection with the sale of the Shares shall be deemed a representation and warranty by such entity or person, as the case may be, to the Underwriter as to the matters covered thereby.

7.       Indemnification.

         (a) Each of the Transaction Entities jointly and severally agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses, liabilities and judgments caused by or resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by or resulting from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses, liabilities or judgments are caused by or result from any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information relating to the Underwriter furnished in writing to the Company by or on behalf of the Underwriter through you expressly for use therein, provided, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Shares, or any person controlling the Underwriter, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim, damage or expense.

         (b) In case any action shall be brought against the Underwriter or any person controlling the Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against any of the Transaction Entities, the Underwriter shall promptly notify the Company in writing and the Company may, at its election, assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall, if any of the Transaction Entities has assumed the defense as indicated above, be at the expense of the Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by one of the Transaction Entities, (ii) one of the Transaction Entities shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the Transaction Entities and the Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Transaction Entities (in which case the Transaction Entities shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the Transaction Entities shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Underwriter and controlling persons, which firm shall be designated in writing by the Underwriter and that all such fees and expenses shall be reimbursed as they are incurred). None of the Transaction Entities shall be liable for any settlement of any such action effected without its written consent, but if settled with their written consent, each of the Transaction Entities agrees to indemnify and hold harmless the Underwriter and any such controlling person from and against any loss or liability by reason of such settlement to the extent required by this Section 7. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent, if (i) such settlement is entered into more than forty business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement; provided, however, that if it is determined by a final non appealable order of a court of competent jurisdiction that any of the Transaction Entities has no indemnification obligation under this Section 7, all fees and expenses paid by any of the Transaction Entities pursuant to this sentence shall be returned to them upon demand. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (c) The Underwriter agrees to indemnify and hold harmless each of the Transaction Entities and each of their officers, trustees and directors who sign the Registration Statement and any person controlling any of the Transaction Entities within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from each of the Transaction Entities to the Underwriter, but only with reference to and in conformity with information relating to the Underwriter furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against any of the Transaction Entities, any of their officers, trustees, directors, or any person controlling any of the Transaction Entities, based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Transaction Entities (except that if any of the Transaction Entities shall have assumed the defense thereof, the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall, except as otherwise provided herein, be at the expense of the Underwriter), and each of the Transaction Entities, their officers, trustees, directors, and any person controlling any of the Transaction Entities shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

         (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, expenses, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, expenses, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Transaction Entities and the total underwriting discounts and commissions received by the Underwriter, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Transaction Entities, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by any of the Transaction Entities or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  Each of the Transaction Entities and the Underwriter agree that it would not be just and equitable if contribution pursuant to this
Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The Underwriter confirms and each Transaction Entity acknowledges that (i) the statements with respect to the public offering of the Shares by the Underwriter set forth on the cover page of the Prospectus Supplement and
(ii) the second paragraph under the caption "Underwriting" in the Prospectus Supplement are correct and constitute the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and Prospectus.

8. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase the Shares under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) All the representations and warranties of the Transaction Entities contained in this Agreement shall be true and correct, in all material respects, on the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         (b) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the Commission to the knowledge, after due inquiry, of the Company. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the state securities authority of any jurisdiction, to the knowledge of the Company.

         (c) (i) Since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Effect, (ii) other than as set forth in the Prospectus, no proceedings shall be pending or, to the knowledge of any of the Transaction Entities, after due inquiry, threatened against any of the Transaction Entities or any Property before or by any federal, state or other commission, board or administrative agency, where an unfavorable decision, ruling or finding could reasonably be expected to result in a Material Adverse Effect, and on the Closing Date you shall have received a certificate dated the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of each of the Company and the General Partner, in their capacities as the Chief Executive Officer and Chief Financial Officer of each entity and on behalf of each entity, confirming the matters set forth in paragraphs (a), (b) and (c) of this Section 8.

         (d) You shall have received on the Closing Date the opinions, dated the Closing Date, of Pepper Hamilton LLP, counsel for the Company, in the form attached hereto as Annex A and the opinion, dated the Closing Date, of Arthur Andersen LLP, tax counsel for the Company, in the Form of Annex B.

         (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Hunton & Williams, counsel for the Underwriter, to the effect that:

                  (i) the Shares have been duly authorized, and when issued and delivered to the Underwriter against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and nonassessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                  (ii) the Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

                  (iii) this Agreement was duly and validly authorized, executed and delivered by each of the Transaction Entities; and

                  (iv) the Registration Statement, at the time it became effective, and the Prospectus, as of the date of the Prospectus Supplement (in each case, other than documents incorporated therein by reference and the financial statements and supporting schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Act.

                  In addition, Hunton & Williams shall state that they have participated in conferences with officers and other representatives of the Transaction Entities and representatives of the independent public accountants for the Company and representatives of the Underwriter at which the contents of the Prospectus and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or the documents incorporated therein by reference, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Transaction Entities), no facts have come to the attention of such counsel which lead them to believe that the Registration Statement, including the documents incorporated therein by reference, at the time the Company filed its Annual Report on Form 10-K for the Year Ended December 31, 1996, or at the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, including the documents incorporated therein by reference, at the time the Prospectus was first provided to the Underwriter for use in connection with the offering of the Shares or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial or statistical data included in the Registration Statement, the Prospectus or the documents incorporated therein by reference).

         (f) On the date hereof, Arthur Andersen LLP and Zelenkofske, Axelrod & Company, Ltd. shall have furnished to the Underwriter a letter, dated the date of its delivery, addressed to the Underwriter and in form and substance satisfactory to the Underwriter (and to its counsel), confirming that they are independent public accountants with respect to the Transaction Entities and their subsidiaries as required by the Act and with respect to the financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date, Arthur Andersen LLP and Zelenkofske, Axelrod & Company, Ltd. shall have furnished to the Underwriter a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from it, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date, which would require any change in its letter dated the date hereof if it were required to be dated and delivered at the Closing Date.

         (g) At the Closing Date, the Shares shall have been approved for listing on the NYSE upon official notice of issuance.

         (h) Each of the Transaction Entities and their subsidiaries shall not have failed at or prior to the Closing Date, to perform or comply with any of the agreements pursuant to Section 5 herein contained and required to be performed or complied with by the Transaction Entities at or prior to the Closing Date.

         (i) At the Closing Date, Hunton & Williams shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by each of the Transaction Entities in connection with the issuance and sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriter and Hunton & Williams.

9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution of this Agreement.

                  This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been a Material Adverse Effect, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable or inadvisable (x) to commence or continue the offering of the shares to the public or (y) to enforce contracts for the sale of the shares,
(iii) the suspension or material limitation of trading in securities on the NYSE or the American Stock Exchange or material limitation on prices for securities on either of such exchanges, (iv) (a) the downgrading of any of the debt securities of any of the Transaction Entities or any of their subsidiaries by any "nationally recognized statistical rating organization" or the announcement by any such organization of an initial rating with respect to any such securities that is below the ratings of other such organizations in effect for such securities on the date hereof, or (b) the public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of such securities, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion would result in a Material Adverse Effect,
(vi) the declaration of a banking moratorium by either federal or New York State authorities or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Brandywine Realty Trust, 16 Campus Blvd., Suite 150, Newtown Square, Pennsylvania, 19073,
Attention: Gerard H. Sweeney and (b) if to you, to Legg Mason Wood Walker, Incorporated, Attention: Syndicate Department, 100 Light Street, Baltimore, Maryland 21202, or in any case to such other address as the person to be notified may have requested in writing.

                  No recourse shall be had for any of the obligations of the Company hereunder or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of the Company, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all of such liability being expressly waived and released by the Underwriter and any such person or entity who acts through the Underwriter.

                  The provisions of Sections 5, 6 and 7 shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter or by or on behalf of any of the Transaction Entities, the officers or directors of any of the Transaction Entities or any controlling person of any of the Transaction Entities and (ii) acceptance of the Shares and payment for them hereunder.

                  In the event of termination of this Agreement, the provisions of Section 7 shall remain operative and in full force and effect.

                  If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of any of the Transaction Entities to comply with the terms or to fulfill any of the conditions of this Agreement, each of the Transaction Entities, jointly and severally, agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and documented disbursements of counsel) reasonably incurred by the Underwriter.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon each of the Transaction Entities and the Underwriter, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from the Underwriter merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among the parties hereto.

                                    Very truly yours,


                                    BRANDYWINE REALTY TRUST


                                    By:   /s/ Gerard H. Sweeney
                                          ------------------------------------
                                          Name: Gerard H. Sweeney
                                          Title: Chief Executive Officer


                                    BRANDYWINE OPERATING
                                    PARTNERSHIP, L.P.


                                    By:   Brandywine Realty Trust,
                                          Its general partner


                                          By:  /s/ Gerard H. Sweeney
                                               -------------------------------
                                               Name: Gerard H. Sweeney
                                               Title:  Chief Executive Officer


LEGG MASON WOOD WALKER INCORPORATED


By:    /s/ Edwin J. Bradley, Jr.
       --------------------------
       Name: Edwin J. Bradley, Jr.
       Title: Vice President

                                                                    SCHEDULE I


                            BRANDYWINE REALTY TRUST
                                 SUBSIDIARIES



                                                                                             PARTNERS
                    PARTNERSHIP SUBSIDIARIES                                              (Capital/Profits)
----------------------------------------------------------------------------------------------------------------------------------
Brandywine Operating Partnership, L.P., a Delaware limited partnership               BRT -- G.P. - 97.598%
                                                                                     BRT -- L.P. - 1.147% (1)
                                                                                     Class A (other than BRT) - L.P. - 1.255%
----------------------------------------------------------------------------------------------------------------------------------
Fifteen Horsham, L.P., a Pennsylvania limited partnership                            WOP -- G.P. - 1% (2)
                                                                                     BOP -- L.P. 1% (3)
                                                                                     WOP -- L.P. - 98%
----------------------------------------------------------------------------------------------------------------------------------
C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership               WOP -- G.P. - 88.9% / 98.9%
                                                                                     BOP -- L.P. - .1% / .1%
                                                                                     TNC -- L.P. - 11% / 1% (4)
----------------------------------------------------------------------------------------------------------------------------------
Newtech IV Limited Partnership, a Pennsylvania limited partnership                   WOP -- G.P. - 88.9% / 98.9%
                                                                                     BOP -- L.P. - .1% / .1%
                                                                                     TNC -- L.P. - 11% / 1%
----------------------------------------------------------------------------------------------------------------------------------
Newtech III Limited Partnership, a Pennsylvania limited partnership                  WOP -- G.P. - 88.9% / 63.9%
                                                                                     BOP -- L.P. - .1% / .1%
                                                                                     TNC -- L.P. - 11% / 1%
                                                                                     N.E. Leasing -- 0% / 35% (5)
----------------------------------------------------------------------------------------------------------------------------------
LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership          WOPr--iG.P. - 88.9% / 98.9%
                                                                                     BOP -- L.P. - .1% / .1%
                                                                                     TNC -- L.P. - 11% / 1%
----------------------------------------------------------------------------------------------------------------------------------
LC/N Horsham Limited Partnership, a Pennsylvania limited partnership                 WOP -- G.P. - 88.9% / 98.9%
                                                                                     BOP -- L.P. - .1% / .1%
                                                                                     TNC -- L.P. - 11% / 1%
----------------------------------------------------------------------------------------------------------------------------------
Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership         WOPe--hG.P. - 88.9% / 98.9%
                                                                                     BOP -- L.P. - .1% / .1%
                                                                                     TNC -- L.P. - 11% / 1%
----------------------------------------------------------------------------------------------------------------------------------
Witmer Operating Partnership I, L.P., a Delaware limited partnership                 Brandywine Witmer, LLC -- G.P. - 1%/1%
                                                                                     BOP -- L.P. - 99%/99%
----------------------------------------------------------------------------------------------------------------------------------
C/N Leedom Limited Partnership II, a Pennsylvania limited partnersh                  BOP -- 89% /99%
                                                                                     SSI -- L.P. - 11% / 1% (6)
----------------------------------------------------------------------------------------------------------------------------------
C/N Oaklands Limited Partnership III, a Pennsylvania limited partnership             BOPi-- L.P. - 89% / 99%
                                                                                     TNC -- L.P. - 11% / 1%
----------------------------------------------------------------------------------------------------------------------------------
Iron Run Limited Partnership V, a Pennsylvania limited partnership                   BOP -- L.P. - 89% / 99%
                                                                                     TNC -- L.P. - 11% / 1%
----------------------------------------------------------------------------------------------------------------------------------
C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership             BOPi-- G.P. - 2% / 2%
                                                                                     BOP -- L.P. - 87% / 97%
                                                                                     TNC -- L.P. - 11% / 1%
----------------------------------------------------------------------------------------------------------------------------------
Brandywine Realty Partners, a Pennsylvania general partnership                       BOP -- G.P. - 70% / 98%
                                                                                     Outside partner -- 30% / 2%
----------------------------------------------------------------------------------------------------------------------------------
Brandywine TB I, L.P., a Pennsylvania limited partnership                            BRT TB I LLC -- G.P. - 1% (7)
                                                                                     BOP -- L.P. - 99%
----------------------------------------------------------------------------------------------------------------------------------
Brandywine TB II, L.P., a Pennsylvania limited partnership                           BRT TB II LLC -- G.P. - 1% (8)
                                                                                     BOP -- L.P. - 99%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             PARTNERS
                    PARTNERSHIP SUBSIDIARIES                                              (Capital/Profits)
----------------------------------------------------------------------------------------------------------------------------------
Brandywine TB III, L.P., a Pennsylvania limited partnership                          BRT TB III LLC -- G.P. - 1% (9)
                                                                                     BOP -- L.P. - 99%
----------------------------------------------------------------------------------------------------------------------------------
Brandywine Dominion, L.P., a Pennsylvania limited partnership                        Brandywine Dominion, LLC -- G.P. - 1%
                                                                                     BOP -- L.P. - 99%
----------------------------------------------------------------------------------------------------------------------------------
Brandywine P.M., L.P., a Pennsylvania limited partnership                            Brandywine P.M., LLC -- G.P. - 1%
                                                                                     BOP -- L.P. 99%
----------------------------------------------------------------------------------------------------------------------------------
Brandywine I.S., L.P., a Pennsylvania limited partnership                            Brandywine I.S., LLC -- G.P. - 1%
                                                                                     BOP -- L.P. 99%
==================================================================================================================================

         1. BRT and Brandywine Holdings I, Inc. (a Pennsylvania corporation and a wholly-owned subsidiary of BRT) collectively own Class A Units that constitute the percentage shown above.
         2. Brandywine Witmer, LLC (a Pennsylvania limited liability company and a wholly-owned subsidiary of BOP) is General Partner of WOP with a 1%/1% interest.
         3. Brandywine Operating Partnership ("BOP") is a Delaware limited partnership.
         4.       The Nichols Company ("TNC") is a Pennsylvania corporation.
         5. N. E. Leasing is not an affiliate. N.E. Leasing is entitled to 35% of the partnership's residual cash flow. "Residual Cash Flow" upon the sale of the property equals the gross sales price less (i) outstanding indebtedness, (ii) reserves and (iii) repayment of capital and accrued equity of WOP, BRT Witmer and TNC (estimated to equal $1,338,468 as of July 1, 1996).
         6. Safeguard Scientifics, Inc. ("SSI") is a Pennsylvania corporation.
         7. Brandywine TB I, L.L.C. is a Pennsylvania limited liability company in which BOP is the sole member.
         8. Brandywine TB II, L.L.C. is a Pennsylvania limited liability company in which BOP is the sole member.
         9. Brandywine TB III, L.L.C. is a Pennsylvania limited liability company in which BOP is the sole member.

=======================================================================================================
                    CORPORATE SUBSIDIARIES                                 SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
Brandywine Holdings, I, Inc., a Pennsylvania corporation              BRT -- 100%
-------------------------------------------------------------------------------------------------------
Brandywine Holdings II, Inc., a Pennsylvania corporation              BRT -- 100%(1)
-------------------------------------------------------------------------------------------------------
Brandywine Holdings III, Inc., a Pennsylvania corporation             BRT -- 100%(2)
-------------------------------------------------------------------------------------------------------
Brandywine Realty Services Corporation, a Pennsylvania corporation    BOP -- 9,473 Preferred Shares
                                                                                27 Common Shares
                                                                      BRSP(3) -- 500 Common Shares
=======================================================================================================


         1.       To be dissolved.

         2.       To be dissolved.

         3.       BRSP is Brandywine Realty Services Partnership.

==============================================================================
            LIMITED LIABILITY COMPANY SUBSIDIARIES                MEMBERS
------------------------------------------------------------------------------
Brandywine Acquisitions, LLC ("BA LLC")                          BOP -- 100%
------------------------------------------------------------------------------
Brandywine - Main Street, LLC                                    BOP --  99%
                                                                 BA LLC -- 1%
------------------------------------------------------------------------------
1100 Brandywine, LLC                                             BOP -- 100%
------------------------------------------------------------------------------
Brandywine Leasing, LLC                                          BOP -- 100%
------------------------------------------------------------------------------
Brandywine TB I, LLC                                             BOP -- 100%
------------------------------------------------------------------------------
Brandywine TB II, LLC                                            BOP -- 100%
------------------------------------------------------------------------------
Brandywine TB III, LLC                                           BOP -- 100%
------------------------------------------------------------------------------

==============================================================================
            LIMITED LIABILITY COMPANY SUBSIDIARIES                 MEMBERS
------------------------------------------------------------------------------
Brandywine Witmer, LLC                                           BOP -- 100%
------------------------------------------------------------------------------
Brandywine Dominion, LLC                                         BOP -- 100%
Brandywine P.M., LLC                                             BOP -- 100%
------------------------------------------------------------------------------
Brandywine I.S., LLC                                             BOP -- 100%
==============================================================================